SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [  x  ]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ]  Confidential,  for  use  of  the  Commission  only
[x]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                            SECURITY BIOMETRICS, INC.
                      -------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[x]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
          (1)  Title  of  each class of securities to which transaction applies:
          (2)  Aggregate  number  of  securities  to  which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          (4)  Proposed  maximum  aggregate  value  of  transaction:
          (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.

[ ]     Check  box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount  Previously  Paid:  $______________
          (2)  Form,  Schedule  or Registration Statement No.: _________________
          (3)  Filing  Party:  _________________
          (4)  Date  Filed:  __________________

                            SECURITY BIOMETRICS, INC.

                          500 FIFTH AVENUE, SUITE 1650
                               NEW YORK, NY 10110

                            NOTICE OF ANNUAL MEETING

To  our  Shareholders:

Our Annual Meeting of Shareholders will be held on Friday, April 30, 2004, at 8:30 a.m. in the Board Room located at 500 Fifth Avenue, Suite 1650, New York, New York. At the meeting, we will ask shareholders:

     1.   To  elect  eight  (8)  Directors  to  serve  for  the  ensuing  year;

     2. To amend the Articles of Incorporation to effect a one-for-twenty reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 300,000,000 shares to 15,000,000 shares, and then to increase the share capital from 15,000,000 shares to 50,000,000 shares;

     3. To amend the Articles of Incorporation to authorize the issuance of up to 30,000,000 shares of preferred stock par value $0.001 per share (or 1,500,000 shares, if Proposal No. 2 is approved);

     4.   To  approve  our  2004  Long-Term  Performance  Plan;  and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

You must be a shareholder of record as of the close of business on April 9, 2004, to be entitled to notice of, and to vote at, the 2004 Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder.

By  Order  of  the  Board  of  Directors,

Chris  Farnworth
Vice  President,  Corporate  Development,
Secretary

New  York,  New  York

April 19, 2004

                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the 2004 annual meeting, please promptly Complete, sign and date your enclosed proxy card, which is solicited by the Board of directors, and return it to us in the enclosed envelope. You may Revoke your proxy at any time before it is voted. If you do execute a proxy, You may still attend the 2004 annual meeting and vote in person if you prefer.

                            SECURITY BIOMETRICS, INC.
                          500 FIFTH AVENUE, SUITE 1650
                               NEW YORK, NY 10110

                                 PROXY STATEMENT

                      INFORMATION ABOUT THE ANNUAL MEETING

     INFORMATION  ABOUT  ATTENDING  THE  ANNUAL  MEETING

Our 2004 Annual Meeting of Shareholders will be held in the Board Room of Security Biometrics, Inc., 500 Fifth Avenue, Suite 1650, New York, New York, on April 30, 2004 at 8:30 a.m. All shareholders of record at the close of business on April 9, 2004 may attend and vote at the Annual Meeting.

     INFORMATION  ABOUT  THIS  PROXY  STATEMENT

We are sending you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. We began mailing these proxy materials on April 19, 2004 to all shareholders of record as of the close of business on April 9, 2004. We will bear the entire expense of soliciting these proxies by use of the mails.

     INFORMATION  ABOUT  VOTING

You  may vote on matters coming before the Annual Meeting by proxy or in person:

     -    For  all,  some  or  none  of  the  nominees  for  Director;

     - For or against approval to amend the Articles of Incorporation to effect a one-for-twenty reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 300,000,000 shares to 15,000,000 shares, and then to increase the share capital from 15,000,000 shares to 50,000,000 shares;

     - For or against approval to amend the Articles of Incorporation to authorize the issuance of up to 30,000,000 shares of preferred stock par value $0.001 per share (or 1,500,000 shares, if Proposal No. 2 is approved); and

     -    For  or  against  approval of our 2004 Long-Term Performance Plan.

If you vote by proxy, you may vote by signing, dating and returning the proxy card. If you do this, the individuals named on the card will be your proxies and they will vote your shares in the manner you indicate.

IF YOU DO NOT INDICATE INSTRUCTIONS ON THE CARD, YOUR PROXIES WILL VOTE YOUR SHARES FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION RELATING TO THE REVERSE STOCK SPLIT AND THE INCREASE TO OUR SHARE CAPITAL, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK AND FOR OUR 2004 LONG-TERM PERFORMANCE PLAN.

The Board of Directors anticipates that all of the nominees will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting or any of the nominees for Director is not available for election, your proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the proxy card is marked to the contrary.

If you vote in person, you may attend the Annual Meeting and cast your vote there. You may do this even if you have signed and returned the enclosed proxy card.

     You  may  revoke  the  proxy  at  any  time  before  it  is  voted  by:

     -    Sending a written notice of revocation to our Chief Financial Officer,

     -    Delivering  a  later  dated  proxy,  or

     -    Voting  in  person  at  the  Annual  Meeting.

If you want to vote at the 2004 Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your nominee naming you as its proxy to vote the shares.

     INFORMATION  ABOUT  VOTES  NECESSARY  FOR  ACTION  TO  BE  TAKEN

As of April 7, 2004, we had outstanding 141,835,507 shares of common stock, our only securities entitled to vote. Each share has one vote. Only shareholders of record as of the close of business on April 9, 2004, will be entitled to vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of at least a majority of the shares outstanding on April 9, 2004, is necessary to have a quorum allowing us to conduct business at the Annual Meeting.

The following votes are required to approve each Proposal at the Annual Meeting:

     - A plurality of all the votes cast for Directors will elect eight Directors. This means that the eight nominees for Director with the most votes will be elected;

     - A majority of the voting power of the outstanding shares is required to approve the amendment to the Articles of Incorporation to effect the one-for-twenty reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 300,000,000 shares to 15,000,000 shares, and to increase the share capital from 15,000,000 shares to 50,000,000 shares;

     - A majority of the voting power of the outstanding shares is required to approve the amendment to the Articles of Incorporation to allow for the issuance of up 30,000,000 shares of preferred stock at $0.001 par value (or 1,500,000 shares, if Proposal No. 2 is approved); and

     - A majority of the votes cast at the Annual Meeting is required to approve our 2004 Long-Term Performance Plan.

Proxies marked "abstain" with respect to proposals other than the election of directors and proxies marked to deny discretionary authority on all other matters would only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

                                   MANAGEMENT

Our by-laws provide for a Board of Directors, members of which serve for a one-year term. At our 2004 Annual Meeting, our shareholders will be asked to elect the members of our Board of Directors.

CURRENT  BOARD  OF  DIRECTORS

NAME                  AGE               POSITION                DIRECTOR SINCE
--------------------  ---  -----------------------------------  --------------
Michel Berty . . . .   64  Chairman, Chief Executive Officer,             2002
                           President and Director
David Angus (1)(3) .   67  Director                                       2000
Allan Gibbins (1)(2)   55  Director                                       2000
Gerard Munera (2)(3)   68  Director                                       2001
Wayne Taylor (3) . .   52  Director                                       2003
Elaine Bloom (1) . .   66  Director                                       2003
Ken Taylor (2) . . .   61  Director                                       2003
David Dalton . . . .   55  Director, President, eMedRx (USA)              2003

(1)     Member  of  the  Audit  Committee
(2)     Member  of  the  Compensation  Committee
(3)     Member  of  the  Nominating  and  Corporate  Governance  Committee

     Michel Berty. Mr. Berty, our Chairman and Chief Executive Officer, is a founding investor and has served on the board of directors since June 2002. Mr. Berty has served as our Chairman, Chief Executive Officer and President since June 2003. Mr. Berty was retired from April 1998 to June 2003. He was a founder of Cap Gemini America (now known as Cap Gemini Ernst & Young), and served as its Chairman and Chief Executive Officer from September 1992 to April 1998. Mr. Berty has served as a director of iGate Corp (U.S.) since November 1996 and Merant, Plc (U.S.) since November 1998.

     The Honorable W. David Angus. Mr. Angus has been a Director since November 6, 2000. He has practiced law with the law firm of Stikeman Elliott, LLP since 1963 and is presently a Senior Partner in the Montreal Office. He was appointed Queens Counsel in December 1984. Senator Angus was summoned to the Senate of Canada in 1993 and is presently a member of the Standing Senate Committee on Banking, Trade and Commerce. Senator Angus serves on the Board of Directors of Air Canada. He was a director of Nimox Pharmaceutical Corp. and Systech Retail Systems Inc. prior to 2003 for approximately two years in each case.

     Allan Gibbins. Mr. Gibbins has been a Director since November 6, 2000. Mr. Gibbins has been President and Chief Executive Officer of Hubbell Canada Inc., a subsidiary of Hubbell Incorporated, since September 1993. He is been the Chairman of the Electrical, Electronic Manufacturers Association of Canada (EEMAC) . He was a Director of DSI Datotech Systems Inc. from December 2000 until July 2003.

     Gerard E. Munera. Mr. Munera has been a Director since June 26, 2001. Since 1995, Mr. Munera has been Managing Director of Synergex Group Partnership, a Connecticut general partnership, and of Synergex Group LLC, its successor company. Mr. Munera is also President and Chairman of Arcadia, Inc., a manufacturer of building products, and Chairman of Cominzasa, a gold producer. Mr. Munera is a director of Dynamic Materials Corporation, Meridian Gold Inc., Nevsun Resources Ltd., Twin Mining Corporation and Magnesium Alloy Corporation.

     Wayne Taylor. Mr. Taylor joined the board in September of 2003. He served as our Chief Financial Officer from March 1999 to January 2002 and again on an interim basis from March 2003 to August 2003. He has been President of FGH Insurance Agencies Ltd. since 1999.

     Elaine Bloom. Ms. Bloom joined the board in July of 2003. She is currently retired. She served in the House of Representatives of the State of Florida from 1974 to 1978 and from 1986 to 2000 and was Speaker Pro-Tempore from 1992 to 1994. Rep. Bloom also chaired various committees and subcommittees during her term in the Florida legislature, including the Health Care Committee (1990-92) and the Joint Legislative Management Committee (1992-94).

     Kenneth D. Taylor. Mr. Taylor joined the board in 2003. He is a former Canadian Ambassador to Iran and served as a diplomat in the Canadian Foreign Service from 1959 to 1984. He is currently retired and performs various consulting services. He serves on the Boards of Directors of Hydro One and Desert Sun Mining, Inc.

     Dr. David Dalton. Dr. Dalton, President of eMedRx (USA) and Director, joined the board in November 2003. He is a Doctor of Pharmacology. He has been founder, President and Chief Executive Officer of Health Resources, Inc., a pharmacy benefit management company, since 1983. He is also founder, President and Chief Executive Officer of Pharmacy Services, Inc. a national specialty care pharmaceutical provider for nursing homes, assisted living, and correctional facilities. Dr. Dalton has been President, Chief Executive Officer and a Director of Univec, Inc., a provider of safety and auto-disabled syringes, pre-filled pharmaceutical syringes, safe medical waste disposal systems for caregivers and patients, since Univec's January 2002 acquisition of Physician and Pharmaceutical Services, Inc., a Baltimore based company founded by Dr. Dalton. Dr. Dalton has served as a board member on such organizations as Blue Shield of Pennsylvania, United Way, National Health Association, National Association of Chain Drug Stores, and is one of the original members and a Director of the National Council of Prescription Drug Programs.

Executive  Officers


NAME                   AGE                          POSITION
---------------------  ---
Michel Berty. . . . .   64  Chairman, Chief Executive Officer, President and Director
Christopher Farnworth   53  Vice President, Corporate Development
David Weiss . . . . .   30  Controller, acting Chief Financial Officer (1)

(1) Mr. Weiss has agreed to serve as acting Chief Financial Officer following the resignation of William Moore, our former Chief Financial Officer, on April 7, 2004.

     Michel Berty. Mr. Berty is also a member of the Board of Directors; detailed information regarding his experience is set forth in the prior section.

     Christopher Farnworth. Mr. Farnworth has served as our Vice President, Corporate Development since January 2004. From June 2003 to December 2003 he was President of eMedRx (Canada). From September 2001 to June 2003, he served as our Vice President, Business Development. Prior to joining the Company, Mr. Farnworth was the Vice President, Business Development of Nostrad Telecommunications Inc. from September 1975 to September 2001. Mr. Farnworth has been a director of eMedRx, Inc. (Canada - USA) since 2003 and was a director of Nostrad Telecommunications Inc. from 1994 to 2002.

     David Weiss. Mr. Weiss has agreed to serve as acting Chief Financial Officer following the resignation of William Moore, our former Chief Financial Officer, on April 7, 2004. Mr. Weiss has served as our controller since March 2004. He was controller of Triorient Trading, Inc. from April 2002 to March 2004. From August 1999 to April 2002, he was controller of About.com, which was acquired by Primedia, Inc. in 2001.

                          BOARD MEETINGS AND COMMITTEES

BOARD  MEETING  ATTENDANCE

     During the year ended June 30, 2003, each incumbent Director attended at least 75% of the total number of Board of Directors meetings and meetings of committees on which he served, except that Ken Taylor attended 30% of the total number of Board meetings and meetings of committees on which he served.

DIRECTOR  FEES

     Each director is elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Our Board held two meetings during the fiscal year ended June 30, 2003. Our directors are entitled to receive US$1,000 for their attendance at each board meeting and US$500 for each telephonic board meeting, however, all directors waived these fees in the fiscal year ended June 30, 2003. All officers serve at the discretion of the Board of Directors subject to the terms and conditions of their agreements with the Company as approved by the Compensation Committee.

COMPENSATION  COMMITTEE

     The Compensation Committee is composed of Gerard Munera (Chairman), Allan Gibbins and Ken Taylor. The responsibilities of the committee include reviewing our incentive plans, reviewing and approving the compensation of our executive officers, and determining the option awards given to our officers. Members of the Committee have never served as our officers or employees or officers or employees of any of our subsidiaries. The Compensation Committee held one meeting in 2003.

AUDIT  COMMITTEE

     The Audit Committee, which currently consists of Allan Gibbins (Chairman), David Angus and Elaine Bloom, assists the Board of Directors by recommending the engagement of independent public accountants, reviewing and considering actions of our management in matters relating to audit functions, reviewing with independent public accountants the scope and results of their audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

     The Board of Directors adopted a charter for the Audit Committee. A copy of the Audit Committee's Charter is appended to this Proxy Statement for our Annual Meeting of Shareholders.

     All members of the Audit Committee are "independent" within the meaning of NASDAQ Marketplace Rule 4200(a)(15).

     The information contained in this Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.

NOMINATING  AND  CORPORATE  GOVERNANCE  COMMITTEE

     The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and reviewing the company's corporate governance procedures. The Nominating and Corporate Governance Committee consists of David Angus (Chairman), Wayne Taylor, and Gerard Munera. Mr. Angus and Mr. Taylor are independent within the meaning of NASDAQ Marketplace Rule 4200(a)(15). The Nominating and Corporate Governance Committee does not have a written charter, but identifies and evaluates nominees based on the procedures and criteria set forth below.

     In evaluating the suitability of individuals for Board membership, the Nominating and Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual's leadership in his or her particular field, professional experience, business judgment and educational background; the individual's willingness, ability and availability for service; and the individual's professional ethics, integrity and values. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the Company's business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and our shareholders.

     In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee relies on suggestions from our Board, shareholders, management and others. From time to time, the Nominating and

Corporate Governance Committee also may retain search firms to assist it in identifying potential candidates for director. To date, we have not engaged third parties to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

     The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by shareholders. If a determination is made that an additional candidate is needed for the Board, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company's shareholders. Shareholders may submit qualified the names of candidates for Director by writing to our Corporate Secretary at our Secretary, at Security Biometrics Inc., 500 Fifth Avenue Suite 1650, New York, New York 10110. The Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

     - the name and address of the shareholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

     - the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

     -    a  statement  of  the candidate's business and educational experience;

     - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     - a statement detailing any relationship between the candidate and the Company;

     - a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

     - detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

     - a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Shareholder Proposals for the 2005 Annual Meeting."

                             AUDIT COMMITTEE REPORT

     The following is the report of our Audit Committee with respect to our audited financial statements for the year ended June 30, 2003.

     REVIEW  WITH  MANAGEMENT:

     We have reviewed and discussed our audited financial statements with management.

     REVIEW  AND  DISCUSSIONS  WITH  INDEPENDENT  PUBLIC  ACCOUNTANTS:

     The Committee has discussed with Amisano Hanson Chartered Accountants, our independent auditors, the matters required to be discussed by Statement on

Auditing Standards No. 61, "Communication with Audit Committees." regarding the auditors judgments about the quality of our accounting principles as applied to its financial reporting.

     The Audit Committee of the Board of Directors has considered whether the provision of the non-audit services is compatible with maintaining the independence of our principal accountants.

     The Committee also has received written disclosures and the letter from Amisano Hanson Chartered Accountants that is required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Amisano Hanson Chartered Accountants its independence.

     CONCLUSION:

     Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that its audited financial statements be included in our Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

Submitted  by  the  Audit  Committee  of  the  Board  of  Directors

Allan  Gibbins,  Chairman
David  Angus
Elaine  Bloom

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the aggregate compensation earned by, paid to, or accrued for our chief executive officer and each other executive officer whose aggregate compensation, was in excess of $100,000, based on their salary and bonus for the fiscal year ended June 30, 2003, whom we refer to as our named executive officers.

                                Annual  Compensation                     Long  Term  Compensation
                             -----------------------------   ------------------------------------------------
                                        Awards                         Awards            Payouts
                                        ------  ------------  -------------------------  -------
                                                                             Securities           All Other
Name and                                                        Restricted   Underlying            Compen-
Principal              Fiscal                   Other Annual      Stock       Options/    LTIP      sation
Positionl              Year   Salary    Bonus   Compensation     Awards         SARs     Payouts
---------------------  -----  --------  -----  -------------  ------------  -----------  -------  -----------
Ken Bar,               2003   $187,800      -             -             -            -         -           -
President and Chief
Executive Officer (1)  2002   $ 37,000      -             -             -            -         -           -
---------------------  -----  --------  -----  -------------  ------------  -----------  -------  -----------
Michel  Berty,         2003          -      -             -             -            -         -           -
Chief  Executive
Officer  (2)
---------------------  -----  --------  -----  -------------  ------------  -----------  -------  -----------
Chris Farnworth        2003   $126,000      -             -             -            -         -           -
Vice  President
                       2002   $126,000      -             -             -            -         -           -
---------------------  -----  --------  -----  -------------  ------------  -----------  -------  -----------

(1)     Ken  Barr  passed  away  in  May  2003
(2)     Michel  Berty  replaced  Ken  Barr  in  June  2003


  AGGREGATED OPTION/SAR EXERCISES DURING THE FISCAL YEAR-ENDED JUNE 30, 2003 AND
                        FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options/SARs as of the fiscal year ended June 30, 2003 by the Company's named executive officers.

                                                  Number of securities              Value of Unexercised
                       Shares acquired on        underlying unexercised        in-the-money options/SARS at
                            Exercise         options/SARS at fiscal year-end         Fiscal Year-End  *
                    ------------------------ -------------------------------- ------------------------------
                                    Value
Name                   Number      realized    Exercisable    Unexercisable    Exercisable    Unexercisable
------------------- ------------ ----------- -------------- ----------------- -------------- ---------------
Ken Barr                340,909  $37,500

*  The  closing price for our common stock on June 30, 2003 was $0.10 per share.

EMPLOYMENT  CONTRACTS

     Until his death in May 2003, Kenneth Barr was employed as our Chief Executive Officer and President under an employment agreement, which would have expired in April 2004. His annual base salary was $225,000. Mr. Barr also received a monthly car allowance of $750, and he was entitled to a bonus based upon our attainment of specified levels of earnings before interest, taxes, depreciation and amortization ("EBITDA").

     In June 2003, Mr. Berty was appointed as Chairman and Chief Executive Officer. He was awarded a salary of $180,000 per annum and a grant of 400,000 options. Mr. Berty's salary was amended in September 2003 and again in January 2004. Mr. Berty's current employment agreement provides for a base salary of $275,000 in 2004, $280,000 in 2005 ($300,000 if the 2004 budget is met or exceeded) and $320,000 in 2006 ($350,000 if the 2005 budget is met or exceeded) and a grant of 6,000,000 options. He also may receive an annual performance bonus.

     Christopher Farnworth is employed as our Vice President, Corporate Development under an employment agreement. His base annual salary is $132,000. He will be eligible for an annual performance bonus based on achieving certain targets, as set forth in his employment agreement, beginning in 2005 in respect of performance in 2004. He also is entitled to receive relocation expenses of $3,200 per month for the first three months of 2004, which has been extended through June 30, 2004.

STOCK  OPTION  PLAN

     We do not currently have a stock option plan. In 2002 our Board of Directors adopted an Incentive Stock Plan, the effectiveness of which was contingent upon the Plan's approval by our stockholders at our 2002 Annual Meeting. The 2002 Annual Meeting was not held and approval of the Plan was neither sought nor obtained. Accordingly, the grants made pursuant to that Plan are void.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates how many shares of common stock were beneficially owned, as of April 7, 2004 by (1) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table and
(4) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on April 7, 2004, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. We based our calculation of the percentage owned on April 7, 2004 by our officers and directors as a group as being 63,378,358 shares of the 141,835,507 shares of common stock outstanding.


NAME AND ADDRESS OF BENEFICIAL OWNER (1)                 AMOUNT AND NATURE OF BENEFICIAL   PERCENT OF
                                                                  OWNERSHIP (2)             CLASS (3)
-------------------------------------------------------  --------------------------------  -----------
Gesture Recognition Technologies International Limited.                    24,200,858            17.1%
c/o CIBC Trust and Merchant Bank (Barbados)
Limited Bank
Warrens Street
Michael's Bar, Barbados

Synergex Group LLC. . . . . . . . . . . . . . . . . . .                    28,580,000 (4)        19.1%
19 Cobb Island Drive
Greenwich, Connecticut 06830

MaryAnne Richard. . . . . . . . . . . . . . . . . . . .                    25,000,000 (5)        16.7%
Suite 3, Charles Street
Pleasant Valley, New York

Trish Hansen Barr (surviving spouse of Kenneth Barr). .                       340,909                *
PO Box 56, RR4
Havelock, Ontario, Canada

W. David Angus. . . . . . . . . . . . . . . . . . . . .                             -               -
4000 - 1155 Rene Levesque Blvd. West
Montreal, Quebec, Canada

Allan Gibbins . . . . . . . . . . . . . . . . . . . . .                        45,000               *
212 Westridge Drive
Kleinberg, Ontario, Canada

Gerard E. Munera. . . . . . . . . . . . . . . . . . . .                    28,580,000 (6)        19.1%
19 Cobb Island Drive
Greenwich, Connecticut 06830

Michel Berty. . . . . . . . . . . . . . . . . . . . . .                     4,790,000             3.4%
PO Box 466
Wainscroft, New York  11975

Ken Taylor. . . . . . . . . . . . . . . . . . . . . . .                             -               -
1775 York Avenue, Apt. 29H
New York, New York

Chris Farnworth . . . . . . . . . . . . . . . . . . . .                     3,145,000             2.2%

Wayne Taylor. . . . . . . . . . . . . . . . . . . . . .                    25,380,858 (7)        17.9%

Elaine Bloom. . . . . . . . . . . . . . . . . . . . . .                       437,500               *

Dr. David Dalton. . . . . . . . . . . . . . . . . . . .                     1,000,000 (8)           *

Edinburgh LLC . . . . . . . . . . . . . . . . . . . . .                    13,440,000 (9)         8.7%
1001 Fourth Avenue, Suite 2200
Seattle, Washington

All officers and directors as a group (9 persons) . . .                    63,378,358 (10)       42.0%

*  Indicates  less  than  1%

(1) Except as otherwise noted, the address of each beneficial owner is c/o Security Biometrics, Inc., 500 Fifth Avenue, Suite 1650, New York, New York, 10110.

(2) Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such persons. Includes any securities that such person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes the outstanding shares of common stock and includes shares of common stock underlying warrants outstanding for shares of common stock assuming the exercise by such stockholder only.

(4) Includes 8,000,000 shares that Synergex may acquire upon exercise of stock warrants prior to Sept. 29, 2008. Includes 4,540,000 shares owned by Gerard Munera, a managing director of Synergex.

(5) Includes 8,000,000 shares that she may acquire upon exercise of stock warrants prior to Sept. 29, 2008.

(6) Includes 16,040,000 shares owned by Synergex, of which Mr. Munera is a managing director, and 8,000,000 that Synergex may acquire upon exercise of stock warrants prior to Sept. 29, 2008.

(7) Includes the 24,200,858 shares of Gesture Recognition Technologies of which Mr. Taylor is the beneficial owner.

(8) Represents 1,000,000 shares that he has the right to acquire pursuant to an agreement in connection with his serving as an officer of eMedRx USA.

(9) Represents 13,440,000 shares that Edinburgh may acquire upon exercise of stock warrants prior to Sept. 29, 2008.

(10) Includes those shares and warrants owned directly or beneficially by the directors and officers, and those shares and warrants of Gesture Recognition Technologies and Synergex beneficially owned by directors or officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 9, 2002 and October 13, 2002, we borrowed $100,000 from Synergex Group Partnership (of which Gerard Munera, a director of our company, is managing director) and $100,000 from Michel Berty, our Chairman and CEO, to provide short-term finance for the operations of Lightec Communications, Inc. ("Lightec"). The notes evidencing these loans are unsecured and re-payable no later than January 31, 2004 with an interest rate of 1.5% of principal per month. The loans were repaid in full in January 2004. We believe that the terms of these loans from Synergex and Mr. Berty are as favorable to us as those which we could have obtained from an unaffiliated party.

     On June 11, 2002, we borrowed $1,000,000 from Synergex Group Partnership (an entity affiliated with Mr. Munera, as described above) to finance the acquisition of Lightec. We issued a promissory note to Synergex to evidence our obligation to repay this loan. The note bears interest at 9% per annum, payment of the note is secured by the assets of Lightec, and the note is subordinated to a debenture held by Edinburgh Investments LLC as described below. Monthly principal installments were initially to commence on September 30, 2002, however pursuant to an extension granted by Synergex, principal installments did not commence until December 31, 2002. As consideration for this extension, the Company issued to Synergex 8,000,000 stock purchase warrants each of which give the right to the holder to acquire one share of common stock at a price of $0.125 for a period of two years.

     Pursuant to an additional agreement between the Company and Synergex dated September 12, 2003 relating to this note, the Company is required to: (1) pay the principal plus all interest accrued in the outstanding principal balance at the rate of 9% per annum from the date of receipt of the first payment related to the Bridgeport School contract (a significant contract of our Lightec subsidiary) until paid in full; and (2) pay no less than 7.4% of all money received on account of the Bridgeport School contract until paid in full. As of March 31, 2004, the Company had paid $375,469.31 under this note. We believe the terms of this loan from Synergex are as favorable to us as those which we could have obtained from an unaffiliated party.

     On June 13, 2002, the Company issued a note payable to MaryAnne Richard, who currently is the beneficial owner of 18,250,000 shares of our common stock, in the amount of $1,000,000 as part of the consideration for the purchase of Lightec. The note is secured by the assets of Lightec and is subordinated to the debenture held by Edinburgh Investments LLC described below. We issued to Mrs. Richard 8,000,000 stock purchase warrants, each of which gives the holder the right to acquire one share of common stock at a price of $0.125 for a period of two years, in consideration for her agreement to extend the repayment terms of the note by three months, such that principal payments would commence on December 31, 2002.

     Pursuant to an additional agreement between the Company and Mrs. Richard dated October 29, 2003, the Company has agreed to set the principal of the note at $1,105,000 ("new principal") with interest to accrue on the new principal at the rate of 9% per annum commencing on the date of the first receipt of funds from the Bridgeport School contract. Payments against the new principal and accrued interest will commence once an amount due of $55,413 has been paid to Michael Richard, Mrs. Richard's husband and a former director and chief operating officer of Lightec, pursuant to his employment contract, which is described below. Nine percent of the receipts from the Bridgeport School contract will be applied against these debts. This agreement was terminated on June 2, 2003 as the Company and Mr. Richard agreed to terminate the employment agreement between the parties.

     On June 28, 2002 in connection with the acquisition of Lightec, 4,000,000 shares of common stock were issued and a $200,000 fee was accrued to Chris Farnworth, our Vice President, Corporate Development, as a finder's fee, under the terms of his December 15, 2001 consultancy agreement with us.

     On June 30, 2002, the Company issued a convertible debenture to Edinburgh Investments LLC ("Edinburgh"). The debenture is secured in the first priority against the revenues and assets of the Lightec business and matured on June 30, 2003 and accrued interest at 10% payable quarterly. On August 29, 2003, Edinburgh obtained a court order for settlement against the Company requiring the Company to pay Edinburgh the following: (i) $50,000 on each of December 31, 2003, October 31, 2003 and November 28, 2003 ($150,000 has been paid); (ii) the principal plus all interest accrued on the outstanding principal balance at the rate of 18% per annum from June 28, 2002 until paid in full, with all outstanding principal and accrued interest to be paid to Edinburgh no later than December 31, 2004 (at March 31, 2004, accrued interest was $18,712.50); (iii) accrued interest for December 31, 2003 onward on January 5, 2004, April 5, 2004, July 15, 2004 and October 5, 2004; and (iv) 15% of all funds received from the Bridgeport School contract until the principal and interest is fully paid ($673,374.68 has been paid as of March 31, 2004). The Company also was to deliver to Edinburgh a five year warrant to purchase 13,440,000 shares of common stock at an exercise price of $0.15 per share. As of March 31, 2004, the current principal balance due to Edinburgh is $1,517,791.60. The Company was notified by Edinburgh that it was not in technical compliance with the terms of the settlement, however, the Company has since remedied the situation which resulted in this notification.

     From time to time, we have obtained advances from certain officers. Between February 18, 2002 and May 24, 2002, Wayne Taylor, our Chief Financial Officer until April 1, 2002 and a promoter of our company, advanced $72,519 to us. Mr. Taylor has converted theses amount owed and has subsequently filed insider trading reports.

     On May 15, 2002, we sold shares of our common stock for $0.10 per share to David Alexander, our then-Chief Financial Officer (150,000 shares), Stephen Henry, our then-Secretary, (280,000 shares) and Wayne Taylor, then a promoter of our company (400,000 shares).

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required for those persons, we believe that, during the period from July 1, 2002 through June 30, 2003, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with, except that an initial ownership report on Form 3 was filed late for Ken Taylor.

     The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.

                                  PROPOSAL 1.
                  ELECTION OF EIGHT (8) NOMINEES AS DIRECTORS

     At the Annual Meeting, eight (8) Directors will be nominated for election to our Board of Directors. Directors serve until the next annual meeting of shareholders and until their successors are duly elected and qualify. If, at the time of election, any of the nominees should be unavailable for election, a circumstance, which we do not expect, the proxies will be voted for the substitute nominee as we may select. The proxies cannot be voted for more than eight Directors at the Annual Meeting.

     Proxies not marked to the contrary will be voted "FOR" the election of the following eight persons: Michel Berty, David Angus, Allan Gibbins, Gerard Munera, Wayne Taylor, Elaine Bloom, Ken Taylor, David Dalton.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE
                       NOMINEES NAMED ABOVE (PROPOSAL 1).
 ______________________________________________________________________________

                                  PROPOSAL 2.
AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO EFFECT A
  ONE-FOR-TWENTY REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES AND CORRESPONDINGLY DECREASE THE SHARE CAPITAL FROM 300,000,000 COMMON SHARES TO 15,000,000 COMMON SHARES, AND TO INCREASE THE SHARE CAPITAL FROM 15,000,000
                   COMMON SHARES TO 50,000,000 COMMON SHARES.

     Our Board of Directors has approved and recommends that the shareholders approve an amendment to our Articles of Incorporation to authorize the following:

     - a one-for-twenty share reverse stock split to reduce the number of issued and outstanding shares of common stock, and correspondingly reduce the number of authorized shares, and

     - an increase in the number of authorized shares from 15,000,000 (giving effect to the reverse stock split) to 50,000,000.

     The primary purposes of the amendment are to raise the per share price of our common stock, to allow for the issuance of additional shares to raise additional capital through the sale of shares and to pursue growth through acquisitions. The amendment would become effective upon filing of a certificate of amendment with the State of Nevada, which would occur as soon as possible following the approval of this Proposal No. 2 by the shareholders at the annual meeting. The text of the amendment is set forth in Appendix C to this Proxy Statement. The following summarizes the material provisions and effects of the amendment.

THE  REVERSE  STOCK  SPLIT

PURPOSE  AND  BACKGROUND  OF  THE  REVERSE  STOCK  SPLIT

     Our primary objective in proposing the reverse stock split is to attempt to raise the per share trading price of our common stock. The closing bid price of our common stock has been below $0.18 per share since July 2002. On April 15, 2004, the closing price was $0.11 per share. We are also proposing the reverse stock split because our Board of Directors believes that decreasing the number of shares of our outstanding common stock will improve the investing public's perception of the company.

     Our Board of Directors believes that the low per share market price of the common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company generally. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock, but also its trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through the sale of stock or the cost of debt we may incur.

     We hope that the decrease in the number of shares of our outstanding common stock resulting from the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in the common stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders with respect to those shares presently held by them. However, the possibility exists that shareholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of the common stock begins a declining trend after the reverse stock split is effected.

     There can be no assurance that the reverse stock split will achieve any of the desired results. There also can be no assurance that the price per share of the common stock immediately after the reverse stock split will increase proportionately with the reverse stock split, or that any increase will be sustained for any period of time.

     We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

EFFECT  ON  OUTSTANDING  COMMON  STOCK;  NO  FRACTIONAL  SHARES

     The principal effects of the reverse stock split will be to decrease the number of outstanding shares of our common stock. The total number of shares of common stock each shareholder holds will be reclassified automatically into the number of shares equal to the number of shares each shareholder held immediately before the reverse stock split in accordance with the one-for-twenty exchange ratio. If the total number of shares a shareholder holds is not evenly divisible by the one-for-twenty exchange ratio, that shareholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that shareholder otherwise would have been entitled to receive multiplied by the last reported sale price of the common stock before the reverse stock split takes effect.

     The reverse stock split will result in some shareholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The proposed reverse stock split will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

EFFECT  ON  PREFERRED  STOCK  AND  OUTSTANDING  OPTIONS  AND  WARRANTS

     Under the terms of our outstanding options and warrants, when the reverse stock split becomes effective, the number of shares of common stock covered by each of them will be decreased and the conversion or exercise price per share will be increased in accordance with the one-for-twenty exchange ratio of the reverse stock split. If Proposal 4 relating to our 2004 Long-Term Performance Plan is approved, it will also be subject to reduction in accordance with the one-for-twenty exchange ratio of the reverse stock split.

     We do not currently have a class of preferred stock. However, if Proposal 3 is approved by the shareholders, we will be authorized to issue up to 30,000,000 shares of preferred stock. If this proposal is approved, when the reverse stock split becomes effective, the amount of preferred stock being authorized will be reduced in accordance with the one-for-twenty exchange ratio of the reverse stock split.

NO  EFFECT  ON  LEGAL  ABILITY  TO  PAY  DIVIDENDS

     Our Board of Directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property to the holders of common stock. We are not in arrears on any dividends to the holders of common stock. We do not believe that the reverse stock split will have any effect with respect to future distributions, if any, to our shareholders.

PAYMENT  FOR  FRACTIONAL  SHARES;  EXCHANGE  OF  STOCK  CERTIFICATES

     We will appoint our transfer agent, Interwest Transfer Co., Inc., Salt Lake City, Utah, to act as exchange agent for holders of the common stock in connection with the reverse stock split. We will deposit with the exchange agent, as soon as practicable after the effective date of the reverse stock split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse stock split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our shareholder list shows that some of the outstanding common stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the reverse stock split or the total amount it will be required to pay for fractional share interests. However, we do not expect that the amount will be material.

     As of the record date for the annual meeting, there were approximately 288 holders of record of our common stock (although we had significantly more beneficial holders). We do not expect the reverse stock split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

     On or after the effective date of the reverse stock split, we will mail a letter of transmittal to each shareholder. Each shareholder will be able to obtain a certificate evidencing its post-reverse stock split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Shareholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Shareholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder's new stock certificate and payment in lieu of any fractional share promptly after receipt of that shareholder's properly completed letter of transmittal and old stock certificate(s).

     Shareholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

CERTAIN  FEDERAL  TAX  CONSEQUENCES

     The following discussion summarizes certain United States federal income tax consequences to the Company and its shareholders of the reverse stock split pursuant to this proposal. This summary does not purport to be complete. It does not address all of the United States federal income tax considerations, including considerations that may be relevant to the Company shareholders in light of their individual circumstances or to our shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders who mark to market, non-U.S. shareholders, shareholders who hold shares of our common stock as part of a straddle, hedge, or conversion transaction, shareholders who acquired their shares of our common stock pursuant to the exercise of employee stock options or otherwise as compensation, shareholders who are subject to the federal alternative minimum tax, and shareholders not holding their shares of our common stock as a capital asset. This discussion also does not address any non-income tax consequences or any state, local, or non-U.S. tax consequences.

     No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the reverse stock split.

     EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REVERSE STOCK SPLIT. EACH SHAREHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH SHAREHOLDER AS A RESULT OF THE REVERSE STOCK SPLIT.

TAX  CONSEQUENCES  TO  OUR  SHAREHOLDERS

     General. Under Section 354 of the Code, a shareholder who exchanges stock or securities of a corporation solely for stock or securities of the same corporation, in a transaction that constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code, generally will not recognize gain or loss on the exchange. The Company believes that the reverse stock split pursuant to Proposal 2 will constitute a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. The remainder of this discussion assumes that the conversion will be treated as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code.

     Tax basis of our common stock. The aggregate tax basis of the common stock received by our shareholders in exchange for their common stock (including fractional shares of common stock that are converted to cash) will be the same as the aggregate tax basis of the shares of common stock surrendered in connection with the reverse stock split pursuant to Proposal 2.

     Holding period of our common stock. The holding period of the common stock received by our shareholders in exchange for their shares of common stock in connection with the reverse stock split pursuant to Proposal No. 2 (including fractional shares of common stock that are converted to cash) will include the holding period of the shares of common stock surrendered in exchange therefor.

     Receipt of cash in lieu of fractional shares of our common stock. A holder of shares of our common stock who receives cash in lieu of a fractional share of our common stock will be treated as having received that fractional share in connection with the conversion and then as having exchanged that fractional share for cash in a redemption by the Company. The holder will recognize gain or loss on this deemed redemption in an amount equal to the difference between the portion of the tax basis of the holder's shares of common stock surrendered in connection with the reverse stock split that is allocated to that fractional share and the cash received in lieu thereof. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holding period of the shares of common stock surrendered in connection with the common stock is more than one year as of the effective date of the reverse stock split.

     Information Reporting. Company shareholders who receive shares of our common stock in connection with the reverse stock split pursuant to Proposal 2 will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder's tax basis in that holder's shares of common stock surrendered in connection with the reverse stock split.

TAX  CONSEQUENCES  TO  THE  COMPANY

     The Company will recognize no gain or loss by reason of the reverse stock split pursuant to Proposal 2.

MISCELLANEOUS

     The common stock is currently registered under the Securities Exchange Act of 1934, as amended, and, as a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The reverse stock split will not affect the registration of the common stock under the Securities Exchange Act. The par value of the common stock will not change as a result of the reverse stock split. Accordingly, the common stock account on our consolidated balance sheet will be reduced with the additional paid-in capital account being credited with the amount by which the common stock account was reduced.

INCREASE  IN  AUTHORIZED  SHARES  OF  COMMON  STOCK

CURRENT  CAPITALIZATION

     Our Articles of Incorporation currently authorize the Company to issue up to 300,000,000 shares of common stock with a $0.001 par value. As of April 7, 2004, there were a total of 141,835,507 shares of common stock outstanding. If Proposal 4 is approved by our stockholders, the Company will reserve 45,000,000 shares of our common stock for issuance under the 2004 Long Term Performance Plan (or 2,250,000 shares, if the reverse stock split described in this Proposal 2 is approved by the stockholders).

PURPOSE  AND  BACKGROUND  OF  THE  INCREASE  IN  AUTHORIZED  SHARES

     The reduction in issued and outstanding shares as a result of the reverse stock split will result in a corresponding reduction in our authorized shares to 15,000,000 shares. We are proposing to increase the total number of authorized shares of common stock, after giving effect to the reverse stock split, to 50,000,000 shares.

     The additional authorized shares may be used for any proper corporate purpose approved by our Board of Directors (subject only to such shareholder approval requirements necessary under applicable law, the rules of any stock exchange or quotation system on which the common stock is then listed or quoted and our Articles of Incorporation, as in effect at such time) and to meet future business needs as they arise, including the pursuit of viable acquisition candidates. The availability of additional authorized shares would provide the Company with the flexibility to issue additional shares for, among other things, the declaration of stock splits or dividends, various equity compensation plans or arrangements, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition or merger into the Company of other companies, and other bona fide corporate purposes. The Company has not entered into any definitive arrangements, agreements, understandings or plans to pursue such opportunities.

     We believe that both the reverse split and the increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein. No additional action or authorization by the shareholders would be necessary prior to the issuance of any additional shares, unless required by applicable law, the rules of any stock exchange or quotation system on which the common stock is then listed or quoted or our Articles of Incorporation, as then in effect. We reserve the right to seek a further increase in authorized shares from time to time in the future as we consider appropriate.

EFFECT  ON  OUTSTANDING  COMMON  STOCK

     The additional shares of common stock authorized by the proposed amendment would have the same privileges as the shares of common stock currently authorized and issued. Shareholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the shareholders, including the election of directors. In the event of liquidation of the company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities.

     Shareholders do not have preemptive rights, and thus have no preferential right to purchase additional shares issued by the Company. The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce shareholders' equity per share and, unless additional shares are issued to all shareholders on a pro rata basis (or a shareholder elects to purchase additional shares to maintain the shareholder's pro rata interest), will reduce the percentage ownership of common stock of existing shareholders. In addition, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders. We expect, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each shareholder of such dilution. If authorized, the additional shares could be issued without further action by our shareholders, unless shareholder approval is required by law or regulation.

     The proposed increase in the authorized number of shares of common stock will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

POTENTIAL  ANTI-TAKEOVER  EFFECT

     The proposed amendment to increase the number of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of the Company. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. This proposal to increase the authorized common stock has been prompted by business and financial considerations and the Board of Directors is not proposing the amendment in response to any effort known to the Board of Directors to accumulate common stock or to obtain control of the Company.

DISSENTERS'  RIGHTS  OF  APPRAISAL

     Under applicable Nevada law, stockholders of the Company may have dissenters' rights with respect to this transaction, as described below. If dissenters' rights are properly elected by a stockholder, the "fair value" of the dissenting stockholder's shares will be determined by agreement between the Company and the dissenting stockholder or, if no agreement is reached, by appraisal by order of a court. Otherwise, appraisal rights are not provided under Nevada law or under the Company's Certificate of Incorporation with respect to this transaction and will not be voluntarily accorded by the Company to the stockholders.

     Generally, under the provisions of the Nevada Revised Statutes Title 7, Chapter 78, Section 207, a corporation may increase or decrease the number of authorized shares of a class and series, if any, of its capital stock and correspondingly increase or decrease the number of issued and outstanding shares of the same class and series held by each stockholder by a resolution of the board of directors. Notwithstanding the foregoing, in the event that a proposal to increase or decrease the number of authorized shares of any class and series, if any, that includes provisions pursuant to which only money will be paid or scrip will be issued to stockholders who before the increase or decrease in the aggregate hold 10 percent or more of the outstanding shares of the affected class or series and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their shares, the increase or decrease must be approved by the vote of stockholders holding a majority of the voting power of the affected class and series, unless the corporation's articles of incorporation provide for a greater proportion of stockholders to approve the change in the number of shares.

     Moreover, a proposed increase or decrease that includes provisions pursuant to which only money will be paid or scrip will be issued to stockholders who before the increase or decrease in the aggregate hold one percent or more of the outstanding shares of the affected class or series and would otherwise be entitled to receive a fraction of a share, will be subject to the provisions of Nevada's statutes providing rights to dissenting owners. If the proposal is subject to these statutes, any stockholder may dissent in accordance with those provisions and obtain payment of the fair value of the fraction of a share to which the stockholder would otherwise be entitled.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTER'S RIGHTS UNDER THE NEVADA REVISED STATUTES AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF CHAPTER 92A.300 THROUGH 92A.500, WHICH IS REPRINTED IN ITS ENTIRETY AS AN ATTACHMENT TO THIS PROXY STATEMENT AS APPENDIX D AND IS INCORPORATED HEREIN BY REFERENCE.

     Under the Nevada Revised Statutes, holders of shares of common stock who dissent to the reverse stock split in accordance with the procedures set forth in Chapter 92A will be entitled to receive payment in cash of the "fair value" of their fractional shares if the conditions described above are met. Section 92A.320 defines "fair value" as the value of the fractional share immediately before the effectuation of the reverse stock split, excluding any appreciation or depreciation in anticipation of the reverse stock split. Any stockholder who wishes to exercise such dissenter's rights, or who wishes to preserve his right to do so, should review carefully the following discussion and Appendix D, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights. A person having beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the holder of record to follow the steps summarized below properly and in a timely manner to perfect any dissenter's rights the beneficial owner may have.

     A stockholder wishing to exercise his dissenter's rights must deliver to the Secretary of the Company, BEFORE the Annual Meeting of Stockholders to be held on April 30, 2004, a written notice of his intent to demand payment for his shares if the reverse stock split is effectuated, and he must not vote his shares in favor of the proposed reverse stock split. Written notice should be delivered to the Company at the following address:

                            Security Biometrics, Inc.
                              Attention: Secretary
                          500 Fifth Avenue, Suite 1650
                               New York, NY  10110

     As provided in Chapter 92A: (i) failure of a holder of shares to make written notification of his intent to assert dissenter's rights (or a beneficial owner of shares of common stock who fails to cause the record holder of such shares of common stock to make notice of his intent to assert dissenter's rights) within such time limit; or, (ii) the vote by the stockholder of his shares for the reverse stock split will result in the loss of such holder's ability to assert dissenter's rights and receive payments for his shares pursuant to Nevada Revised Statutes 92A.300 to 92A.500.

     If the reverse stock split is approved by a majority of stockholders, and the conditions described above are met; upon effectuating the reverse stock split the Company must deliver written notice within 10 days to all stockholders who exercised their dissenter's rights to the split which notice shall be set forth (a) where the demand for payment must be sent and where and when certificates for shares must be deposited; (b) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after demand for payment is received; (c) supply a form for demanding payment by the dissenting stockholders that includes, among other things, that the dissenter acquired beneficial ownership of the shares prior to the date on which the reverse stock split was approved; (d) the date by which the Company must receive the demand for payment which date may not be less than 30 nor more than 60 days after the date the notice is delivered; and (e) be accompanied by a copy of Nevada Revised Statutes 92A.300 to 92A.500. Dissenting stockholders who do not comply with all provisions of the statute and meet all deadlines to be set forth in the foregoing notice, including returning to the Company the dissenter's demand for payment, will not be entitled to payment for their shares in accordance with Nevada Revised Statutes 92A.300 to 92A.500.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY CHAPTER 92A OF THE NEVADA REVISED STATUTES FOR PERFECTING DISSENTER'S RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.

REQUIRED  VOTE  FOR  APPROVAL

     Approval of the proposed amendments to the Articles of Incorporation to effect a one-for-twenty reverse stock split of the common stock and an increase in the number of authorized shares of common stock to 50,000,000 shares will require the affirmative vote of a majority of the outstanding shares of the Company's common stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the proposal, rather than only a majority present at the Annual Meeting, shares that are not present at the Annual Meeting and do not vote will have the effect of voting against the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO EFFECT A
    ONE-FOR-TWENTY REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES AND CORRESPONDINGLY DECREASE THE SHARE CAPITAL FROM 300,000,000 COMMON SHARES TO 15,000,000 COMMON SHARES, AND TO INCREASE THE SHARE CAPITAL FROM 15,000,000
            COMMON SHARES TO 50,000,000 COMMON SHARES. (PROPOSAL 2).
 ______________________________________________________________________________

                                  PROPOSAL 3.
                AUTHORIZATION TO ISSUE SHARES OF PREFERRED STOCK

     The Articles of Incorporation currently do not authorize us to issue any preferred stock. Under Nevada law, if a corporation desires to have more than one class or series of stock the Articles of Incorporation must prescribe, or vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

     The principal purpose of the proposed amendment to the Articles of Incorporation as discussed in this Proposal 3 (the "Preferred Stock Amendment") is to provide us with shares of preferred stock to be available for issuance in future transactions in the event the Board of Directors determines any such issuance is necessary or advisable for any proper corporate purpose. Such purposes may include, without limitation, issuances in public or private sales for cash as means of raising additional capital for use in our business and operations, or issuances in connection with the establishment of a strategic relationship with a strategic partner. The Board of Directors anticipates authorizing the issuance of shares of preferred stock from time to time upon terms the Board of Directors deems to be in the best interests of the Company and its stockholders. The Board of Directors has concluded that in order to provide for our future growth, the ability to issue preferred stock is necessary.

DESCRIPTION  OF  AMENDMENT  -  LEGAL  EFFECT

     The text of the Preferred Stock Amendment is set forth in Appendix C to this Proxy Statement. The following summarizes the material provisions of the Amendment.

     If approved by the shareholders, the Preferred Stock Amendment would allow us to issue up to a maximum of 30,000,000 shares of preferred stock (or up to a maximum of 1,500,000 shares, assuming approval of the reverse stock split with regard to the common stock set forth in Proposal 2) in one or more series containing such designation, powers, preferences, rights, restrictions, qualification and other terms and conditions, as the Board of Directors may form time to time determine. The Board of Directors could issues any such series of preferred stock without requiring future stockholder approval of such issuances, except as may be required by (i) applicable law, (ii) NASD or other applicable stock exchange requirements, or (iii) the terms of any series of outstanding shares of Preferred Stock.

     Although the Board of Directors' potential issuance of preferred stock may not, in and of itself, have any immediate effect on the rights of the holders of shares of common stock, the issuance of shares in one or more series of preferred stock could, depending on the nature of the rights and preferences granted to a newly issued series of preferred stock, affect the holders of shares of common stock in a number of respects, including the following:

     - By diluting the voting power of holders of common stock, to the extent that a new series of Preferred Stock has voting rights;

     - By reducing the amount otherwise available for payment of dividends on common stock, to the extent dividends are payable on shares of a new series of preferred stock;

     - By diluting the market price of the common stock, to the extent that a new series of preferred stock provides for the conversion of such preferred stock into common stock at prices that could be below the fair market value of the common stock; and

     - By reducing the amount otherwise available for payment upon liquidation of the Company to holders of common stock, to the extent of any liquidation preference on a new series of preferred stock.

     In addition, although the Preferred Stock Amendment is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of authorized shares of preferred stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by a merger, tender offer, proxy contest or other means.

REQUIRED  VOTE  FOR  APPROVAL

     Approval of the Preferred Stock Amendment will require the affirmative vote of a majority of the outstanding shares of the Company's common stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the Preferred Stock Amendment, rather than only a majority present at the Annual Meeting, shares that are not present at the Annual Meeting and do not vote will have the effect of voting against the Preferred Stock Amendment.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO ISSUE UP
TO A MAXIMUM OF 30,000,000 SHARES OF PREFERRED STOCK (OR UP TO 1,500,000 SHARES,
   ASSUMING APPROVAL OF THE REVERSE STOCK SPLIT WITH REGARD TO THE COMMON SHARES
                     SET FORTH IN PROPOSAL 2) (PROPOSAL 3).
 ______________________________________________________________________________

                                  PROPOSAL 4.
            APPROVAL AND ADOPTION OF THE SECURITIES BIOMETRICS, INC.
                        2004 LONG-TERM PERFORMANCE PLAN

DESCRIPTION  OF  THE  2004  PLAN

     Our Board of Directors has adopted the Securities, Inc. 2004 Incentive Stock Plan (the "2004 Plan") and recommends that shareholders approve the 2004 Plan. Competition for key employees, directors and consultants is very intense. To secure top talent, we need to have competitive compensation programs, including equity-based awards. The 2004 Plan is integral to our compensation strategies and programs, and with shareholder approval of the 2004 Plan, we expect to continue our efforts to use stock options and other equity-based awards to motivate and retain key employees, directors and consultants with critical skills. The 2004 Plan will become effective if it is approved by shareholders at the 2004 Annual Meeting. Unless terminated earlier by our Board of Directors, the 2004 Plan shall not terminate until the 10th anniversary of the date it becomes effective.

     The complete text of the 2004 Plan is set forth in Appendix B hereto. The following is a summary of the material features of the 2004 Plan and is qualified in its entirety by reference to Appendix B.

     The 2004 Plan permits the grant of stock options, stock awards (awards in the form of shares of our stock or stock units, in either case for which no payment by the participant is required) and restricted stock purchase awards.

     Stock options granted under the 2004 Plan may be options intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code or nonqualified stock options ("NSOs"), which are options that are not intended to qualify as ISOs. Stock options granted to a person who owns more than ten percent of our or any of our subsidiary's voting power shall have exercise prices of at least 110% of fair market value of our stock on the date of grant. Stock options granted to others will have exercise prices of not less than 100% of the fair market value of our stock on the date of grant if they are ISOs and not less than 85% of the fair market value of our stock on the date of grant if they are NSOs. Stock options granted under the 2004 Plan may only be transferred by will or the laws of descent and distribution. Stock options granted under the 2004 Plan will have terms of not more than 10 years. The 2004 Plan contains limitations on vesting of stock options. The affect of a termination of employment or service on a participant's stock options depends on the reason for the termination, and is described in the 2004 Plan and award agreements.

     Stock awards give participants shares of our common stock or the right to receive shares of our common stock. A participant's rights with respect to stock awards may be subject to conditions established by our Board of Directors or Executive Compensation Committee, including continued service, achievement of specified business objectives, increases in specified indices, attaining growth rates and other measurements of our performance. conditioned upon satisfaction of company or individual performance goals. Stock awards may also be awarded free of restrictions. Restricted stock purchase awards give participants the opportunity to purchase shares of our common stock, subject to restrictions prescribed by our Board of Directors or Executive Compensation Committee. With certain limited exceptions described in the 2004 Plan, stock awards and restricted stock purchase awards granted under the 2004 Plan are not transferable. The effect of a termination of employment or service on a participant's stock options depends on the reason for the termination, and is described in the 2004 Plan and award agreements. The market value of a share of our common stock as of April 15, 2004 was $0.11.

     The 2004 Plan provides for the issuance of up to 45,000,000 shares (or up to 2,250,000 shares, assuming approval of the reverse stock split set forth in

Proposal No. 2) pursuant to awards. Stock issued under the 2004 Plan may be authorized but unissued stock or stock that we have reacquired. Shares covered by awards that terminate or expire and shares that we repurchase in accordance with the terms of an award shall again be available for issuance under the 2004 Plan. In the event of a change in our outstanding stock in connection with a stock split, stock dividend, recapitalization, merger, spin off or similar event, the number of shares that may be issued under the 2004 Plan and the number and price of shares subject to outstanding awards may be adjusted by the Board of Directors or the Executive Compensation Committee.

     We intend that the 2004 Plan will be administered by the of the Executive Compensation Committee of the board of director. The committee will have authority to grant awards, determine the fair market value of stock that is subject to awards, determine from the eligible group of participants those to whom awards will be granted, determine the terms of awards, construe and interpret the plan, amend outstanding awards, and perform such other duties relating to the plan's administration. The Board may, at any time and from time to time, alter, amend, suspend or terminate the 2004 Plan in whole or in part, subject to certain restrictions as stated in the 2004 Plan.

     Awards under the 2004 Plan may be made to employees, directors and consultants of Security Biometrics, Inc. or its subsidiaries, as selected by the 2004 Plan's administrator. The approximate number of persons who are currently eligible to participate under the 2004 Plan is 23, which includes 10 employees, 8 directors and 5 consultants.

     The Company has the right to deduct applicable taxes from awards under the 2004 Plan and may withhold shares from awards to satisfy applicable tax withholding obligations.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief summary of the federal income tax consequences of stock options under the 2004 Plan. The discussion does not completely describe all federal income tax aspects of the 2004 Plan and does not address state or local tax consequences. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. The portions of the following discussion relating to the Company's reporting and withholding obligations and ability to take a federal income tax deduction are based on the assumption that the award recipient provided services to the Company.

     Consequences  to  the  Optionholder

     Grant. There are no federal income tax consequences to the optionholder solely by reason of a grant of ISOs or NSOs under the 2004 Plan.

     Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of employment with the Company (or one year following a termination due to disability) and that shares acquired upon exercise of the option are held for the requisite period described below. However, such exercise may give rise to alternative minimum tax liability (see "Alternative Minimum Tax" below).

     Upon the exercise of an NSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid for the shares as the exercise price. The ordinary income recognized in connection with the exercise of an NSO will be subject to both income and employment tax withholding.

     The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of an NSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

     Qualifying Disposition. If shares of Company common stock acquired upon exercise of an ISO are disposed of by an optionholder in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in the shares (generally the option exercise price).

     Disqualifying Disposition. If the optionholder disposes of shares of Company common stock acquired upon the exercise of an ISO (other than in certain tax-free transactions, and other than in connection with certain transfers between spouses, incentive to divorce, or upon death) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (1) the excess of each such share's fair market value on the date of exercise over the exercise price paid by the optionholder, or (2) the optionholder's actual gain (i.e., the excess, if any, of the amount realized in the disposition over the exercise price paid by the optionholder). If the total amount realized in the disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Company common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

     Other Disposition. If shares of Company common stock acquired upon exercise of an NSO are disposed of by an optionholder in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder's basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized in a disqualifying disposition of shares of Company common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of Company common stock were held for more than one year from the date of exercise.

     Alternative Minimum Tax. For alternative minimum tax ("AMT") purposes, the spread upon exercise of an ISO (but not an NSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Company common stock at such time for subsequent AMT purposes.

     Consequences  to  the  Company

     There are no federal income tax consequences to the Company upon grant of ISOs or NSOs or the exercise of an ISO (unless the exercise results in a disqualifying disposition). The Company will be entitled to a federal income tax deduction in the amount of the ordinary income recognized by an optionholder upon exercise of an NSO. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

     The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an NSO or by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO. The Company will be required to withhold income and employment taxes (and pay the Company's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of NSOs.

REQUIRED  VOTE  FOR  APPROVAL

     Approval of the 2004 Plan will require the affirmative vote of a majority of the outstanding shares which cast votes at the Annual Meeting. Shares that are not present at the Annual Meeting and do not vote will not be counted in tallying votes on the proposal. Shares that are present at the Annual Meeting but do not vote will also not be counted in tallying votes on the proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE SECURITY BIOMETRICS, INC. 2004 LONG-TERM PERFORMANCE PLAN (PROPOSAL 4).
 ______________________________________________________________________________

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On March 19, 2004, we engaged Miller Ellin Company LLP (the "New Accountant") as our principal accountants to audit our financial statements. The engagement of the New Accountant was approved by the Audit Committee of our Board of Directors and by the Board of Directors. The change in auditors is effective immediately. During each of our two most recent fiscal years and through the date of this report, we did not consult the New Accountant with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

     For the fiscal year ended June 30, 2003, Amisano Hanson Chartered Accountants (the "Former Accountant") served as our independent auditor. We expect representatives of the New Accountant and the Former Accountant to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

     On March 19, 2004, the Former Accountant were dismissed as our principal accountants, as the company has relocated its headquarters to New York. Our Audit Committee approved the dismissal of the Former Accountant. The Former Accountant had replaced Moffitt & Company P.C. (the "Prior Accountant") as our independent auditors on November 25, 2002. The Former Accountant's reports on our consolidated financial statements for the fiscal year ended June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on the financial statements for the fiscal year ended June 30, 2003 included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern. The Prior Accountant's reports on our consolidated financial statements for the fiscal year ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of our two most recent fiscal years and through the date of this report, there were: (A) no disagreements with the Prior Accountant or the Former Accountant on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Accountant's or the Former Accountant's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (B) there was no applicable reportable information as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

     AUDIT  FEES

     Audit Fees. The aggregate fees billed for professional services rendered by Amisano Hanson for the audit of the Company's annual financial statements included in the Form 10-KSB and the reviews of the quarterly financial statements included in the Forms 10-QSB for the fiscal year ended June 30, 2003 were $45,000. The aggregate fees billed for professional services rendered by Moffitt & Company, P.C. for the audit of the Company's annual financial statements included in the Form 10-KSB and the reviews of the quarterly financial statements included in the Forms 10-QSB for the fiscal year ended June 30, 2002 were $60,500.

     Audit-Related Fees. There were no professional services rendered by Amisano Hanson during the fiscal year ended June 30, 2003 or by Moffitt & Company, P.C. during the year ended June 30, 2002, for which fees for assurance and related services were billed.

     Tax Fees. There were no professional services rendered by Amisano Hanson during the fiscal year ended June 30, 2003 or by Moffitt & Company, P.C. during the year ended June 30, 2002, for which fees for tax compliance, tax advice or tax planning were billed.

     All Other Fees. There were no fees for professional services rendered billed by Amisano Hanson during the fiscal year ended June 30, 2003 or by Moffitt & Company, P.C. during the year ended June 30, 2002, other than as described above.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the SEC and our By-laws. We must receive any such proposals not later than December 20, 2004 for such proposals to be considered for inclusion in our Proxy Statement and form of proxy relating to the 2005 Annual Meeting. Proposals should be addressed to our Secretary, at Security Biometrics Inc., 500 Fifth Avenue Suite 1650, New York, New York 10110. Security Biometrics, Inc. may confer on the proxies for the 2005 annual meeting discretionary authority to vote on any proposal, if we do not receive notice of the proposal by March 5, 2005.

                              AVAILABLE INFORMATION

     This Proxy Statement is being mailed to our shareholders together with a copy of our Annual Report to Stockholders, which includes our Annual Report on Form 10-KSB as filed with the SEC. Additional copies of the Form 10-KSB, as well as copies of our other periodic reports filed under the Securities Exchange Act, may be obtained without charge from our Secretary, Security Biometrics, Inc., 500 Fifth Avenue, Suite 1650, New York, NY 10110.

By  Order  of  the  Board  of  Directors,

Chris  Farnworth
Vice  President,  Corporate  Development,
Secretary

New  York,  New  York

April 19, 2004

                                   APPENDIX A

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                 BOARD OF DIRECTORS OF SECURITY BIOMETRICS, INC.

1. The Audit Committee of Security Biometrics, Inc. (the "Company" or "Corporation") shall be composed of not less than three directors, all of whom shall be independent of the Corporation and of any shareholder holding a sufficient number of shares to exert influence on the Board of Directors and shall have no relationships with management, the Corporation and its related entities that in the opinion of the Board may interfere with their independence from management and from the Corporation and its related entities that in the opinion of the Board may interfere with their independence from management and from the Corporation. In addition, an Audit Committee member shall not receive, other than for service on the Board or the Committee, any consulting, advisory, or other compensatory fee from the Corporation or any of its related parities or subsidiaries. The members of the Audit Committee shall possess the mix of characteristics, experiences and skills to provide an appropriate balance for the performance of the duties of the Committee and in particular each member of the Committee shall be "financially literate"

A quorum of the Committee shall be one-half of the members, and a majority of the members present shall be required to pass a resolution of the Audit Committee. The Audit Committee is responsible to the Board of Directors of the Corporation. The Board shall appoint the Chairman annually.

2.     The  objectives  of  the  Audit  Committee  are  as  follows:

     a. To assist the Board in the discharge of its responsibility to monitor the component parts of the audit process and the integrity of the Corporation's financial reporting.

     b. To provide independent communication between the Board and the external auditor.

     c.   To  monitor  the  independence  of  the  external  auditor.

     d. To maintain the credibility and objectivity of financial reports and to satisfy itself as to the adequacy of the supporting systems of internal accounting controls.

     e. To facilitate in-depth and candid discussions between the Committee and management and the external auditor regarding significant issues involving judgment and impacting quality.

     f.   To  enhance  the  quality  of  the  Corporation's financial reporting.

     g. To ensure that the external auditor remains ultimately accountable to the Board and the Audit Committee as representatives of the shareholders.

3. The Audit Committee has the responsibility to exercise the powers set out in this Charter. However, it is not the duty of the Audit Committee, inter alia, to plan or conduct audits or to determine that the Corporation's financial statements are complete or constitute a fair presentation or are in accordance with generally accepted accounting principles. These matters are the responsibility of management and the external auditor. It is also not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditor or to ensure compliance with laws and regulations.

4.     To  achieve  its  objectives,  the  Audit  Committee  shall:

     a. Review the Corporation's annual financial statement and Management's Discussion and Analysis ("MD&A"). This will include a review of the annual financial statements to be filed with regulatory officials and provided to all shareholders and financial statements and other financial disclosure included in prospectuses and other similar documents. The Committee shall also review the Corporation's Form
          10KSB  and  other  similar  documents.  These  reviews  will  include:

          i. discussions with management and the external auditor and a consideration of a report by the external auditor to the Audit Committee of matters related to the conduct of the audit;

          ii. discussions with the external auditor respecting the auditor's judgment respecting both the acceptability and quality of the financial statements including the critical accounting policies and practices used by management in their preparation, alternative treatments and disclosures of financial information within generally accepted accounting principles that have been considered by management and their ramifications, the selection of changes in significant accounting policies, the method used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the degree of aggressiveness or conservation, as the case may be, of the accounting policies adopted by the Corporation, the process used by management in formulating particularly significant accounting estimates and the basis for the external auditor's conclusions regarding the reasonableness of those estimates;

          iii. a  review  of  significant  adjustments  arising  from the audit;

          iv. a review of disagreements with management over the application of accounting policies, the disclosures in the financial statements;

          v. a review of all material off-balance sheet transactions and other relationships with non-consolidated entities that may have a material current or future effect on the financial condition of the Corporation including their disclosure or lack thereof in the applicable quarterly or annual financial statements;

          vi. a review of the external auditor's suggestions for improvements to the Corporation's operations and internal controls;

          vii. a review of the nature and size of unadjusted errors of a non-trivial amount;

          viii.  compliance  with  various  covenants;  and

          ix. the selection of and changes in accounting policies and consideration of the appropriateness of such selections and changes.

     b. Determine, based on its review and discussion, whether to recommend the approval by the Board of such financial statements and the financial disclosure in such prospectuses and other similar documents and the Form 10K.

     c. Review with management, the director of internal audit and the external auditor and, if considered appropriate, approve the release of the Corporation's quarterly financial statements and related MD&A.

     d. Review with management, the external auditor and legal counsel, the Corporation's procedures to ensure compliance with applicable laws and regulations, and any significant litigation, claim or other contingency, including tax assessments, that would have a material effect upon; the financial position or operating results of the

          Corporation and disclosure or impact of the results of these matters in the quarterly and annual financial statements.

     e. Meet with the Corporation's external auditor to review and approve their Audit Plan with particular emphasis on risk factors, which could lead to a material misstatement of the financial statements, the scope and timing of the audit, and the assumptions, and decisions that have been made in developing the plan.

     f. Review estimated audit and audit-related fees and expenses for the current year, and approve audit and audit-related fees and expenses for the prior year. The authority for the determination and payment of fees to the external auditor rests solely and exclusively with the Committee.

     g. Review, or delegate to a member of the Committee a responsibility to review and subsequently report to the Committee, the nature of all non-audit services, as permitted by securities regulation, to be provided by the Corporations' auditor prior to the commencement of such work. In this regard the Committee will prepare a report for presentation to the shareholders of the Corporation quarterly or annually, as required, regarding their approval of such non-audit services in the period;

     h. Receive reports on any consultation between management and other public accountants respecting accounting principles to be applied in preparing the quarterly or annual financial statements, and on any incidents involving fraud or illegal acts of which management or the external auditor become aware.

     i.   At  least  once  each  year:

          i. Meet privately with management to access the performance of the external auditor.

          ii. Meet privately with the external auditor, amongst other things, to understand any restrictions placed on them or other difficulties encountered in the course of the audit, including instructions on the scope of their work and access to requested information and the level of co-operation received from management during the performance of their work and their evaluation of the Corporation's financial, accounting and audit personnel and systems.

     j. Review a report from the external auditor of all relationships between the auditor and its related entities and the Corporation and its related entities, including all work performed and fees paid for such work of a non-audit nature, that in the auditor's professional judgment may reasonably be perceived to bear on its objectivity and independences and confirming, or otherwise, that in the auditor's professional judgment it is independent of the Corporation and discuss this report with the external auditor in order to evaluate the objectivity and independence of the auditor. The Committee should specifically require the external auditor to confirm that it is a registered public accounting firm as prescribed by various applicable securities regulations.

     k. Evaluate the performance of the external auditor, and if so determined, recommend that the Board either take steps to replace the external auditor or provide for the reappointment of the external auditor by the shareholders.

     l. Obtain from and the Corporation's external auditor the major audit findings and internal control recommendations reported during the period under review, the response of management to those recommendations, and review the follow-up performed by management and the internal audit department in order to monitor whether management has implemented an effective system of internal accounting control.

     m. Review significant emerging accounting and reporting issues, including recent professional and regulatory pronouncement, and assess their impact on the Corporations' financial statements.

     n. Review policies and procedures for the receipt, retention and treatment of complaints received by the Corporation form employees, shareholders; and other stakeholders regarding accounting issues and financial reporting, internal controls and external auditing matters. The committee should be satisfied those sufficient controls are in place to ensure that all such complaints can be received anonymously and with an appropriate degree of confidentiality and that potential employee informants are aware of the process that is in place. The Committee should also be satisfies that processes are in place to ensure that all such complaints, regardless of significance are present to the Committee.

     o.   Review  policies  for  approval  of  senior  management  expenses.

     p. Review periodic certifications by the Chief Executive Officer and the Chief Financial Officer of the Corporation regarding the omission of any statements of material fact and the absence of any untrue statements of material fact that would result in misleading financial disclosures, the existence of any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data and any significant changes in internal controls or changes to the environment in which the internal controls operate including corrections of material deficiencies and weaknesses.

     q. Review with management the Corporation's computer systems, including procedures to keep the systems secure and contingency plans developed to deal with possible computer failures.

     r. Review and approve all related - party transactions as defined from time to time by the NASDAQ Marketplace Rule 4200(a)(15).

     s. Review risk management systems and control, especially in relation to derivative, foreign currency exposure and insurance.

     t. Whenever it may be appropriate to do so, to retain and receive advice from experts, including independent legal counsel and independent public accountants, and to conduct or authorize the conduct of investigations into any matters within the scope of the responsibility of the Committee as the Committee may consider appropriate. The corporation shall ensure that funding is available to the Committee in respect of the aforementioned activities.

     u. Report regulator to the Board in writing on the activities, findings and conclusions of the Committee.

     v. Review this Charter on an annual basis and recommend to the Board any changes to it that the Committee considers advisable.

     w. Complete a self-assessment annually to determine how effectively the Committee is meeting its responsibilities.

     x. Perform such other functions as may be delegated from time to time by the Board.

                                   APPENDIX B

                            SECURITY BIOMETRICS, INC.
                              A NEVADA CORPORATION

                              INCENTIVE STOCK PLAN

     1. OBJECTIVES. The Security Biometrics, Inc. 2004 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

     2.     DEFINITIONS.

     (a)  "Board"  -  The  Board  of  Directors  of  the  Company.
          -------

     (b)  "Nevada Securities Rules"- The corporate securities rules of the state
          --------------------------
of  Nevada.

     (c)  "Code"  -  The  Internal Revenue Code of 1986, as amended from time to
          ------
time.

     (d)  "Committee"  -  The  Executive Compensation Committee of the Company's
          -----------
Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing requirement for disinterested administration shall not apply prior to the date of the first registration of any of the securities of the Company under the Exchange Act.

     (e)  "Company"  -  Security Biometrics, Inc. and its subsidiaries including
          ---------
subsidiaries  of  subsidiaries.

     (f)  "Exchange  Act" - The Securities Exchange Act of 1934, as amended from
          ---------------
time  to  time.

     (g) "Fair Market Value" - The fair market value of the Company's issued and
         --------------------
outstanding  Stock  as  determined  in  good  faith  by  the Board or Committee.

     (h)  "Grant" - The grant of any form of stock option, stock award, or stock
          -------
purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

     (i)  "Grant  Agreement"  -  An  agreement  between  the  Company  and  a
          ------------------
Participant that sets forth the terms, conditions and limitations applicable to a Grant.

     (j) "Option" - Either an Incentive Stock Option, in accordance with Section
          --------
422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

     (k)  "Participant"  -  A  director,  officer, employee or consultant of the
          -------------
Company  to  whom  an  Award  has  been  made  under  the  Plan.

     (l)  "Restricted Stock Purchase Offer" - A Grant of the right to purchase a
          -----------------------------------
specified number of shares of Stock pursuant to a written agreement issued under the Plan.

     (m)  "Securities Act" - The Securities Act of 1933, as amended from time to
          -----------------
time.

     (n)  "Stock"  - Authorized and issued or unissued shares of common stock of
          -------
the  Company.

     (o)  "Stock Award" - A Grant made under the Plan in stock or denominated in
          --------------
units of stock for which the Participant is not obligated to pay additional consideration.

     3. ADMINISTRATION. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan;
(e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made there under.

     4.     ELIGIBILITY.

     (a)  General:  The  persons  who  shall be eligible to receive Grants shall
          -------
be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

     (b)  Incentive Stock Options: Incentive Stock Options may only be issued to
          ------------------------
employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

     The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options, which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

     (c)  Nonstatutory  Option:  The  provisions  of  the foregoing Section 4(b)
          --------------------
shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

     (d)  Stock  Awards  and Restricted Stock Purchase Offers: The provisions of
          ----------------------------------------------------
this Section 4 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

     5.     STOCK.

     (a)  Authorized  Stock:  Stock  subject to Grants may be either unissued or
          -----------------
reacquired  Stock.

     (b)  Number of Shares: Subject to adjustment as provided in Section 6(i) of
          -----------------
the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed ________________ million shares (___________) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

     (c)  Reservation of Shares: The Company shall reserve and keep available at
          ----------------------
all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

     (d)  Application  of  Funds:  The proceeds received by the Company from the
          ----------------------
sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

     (e)  No  Obligation  to  Exercise:  The issuance of a Grant shall impose no
          ----------------------------
obligation  upon  the  Participant  to  exercise  any  rights  under such Grant.

     6. TERMS AND CONDITIONS OF OPTIONS. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit "A" and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibits "B-1," "B-2" and "B-3," respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

     (a)  Number  of  Shares:  Each  Option  shall state the number of shares to
          -------------------
which  it  pertains.

     (b) Exercise Price: Each Option shall state the exercise price, which shall
         ----------------
be  determined  as  follows:

          (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

          (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant; and

          (iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 85% of the Fair Market Value of the Stock as of the date of grant.

     For the purposes of this Section 6(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

     (c)  Medium  and  Time  of  Payment:  The  exercise  price  shall  become
          -------------------------------
immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

          (i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

          (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the securities rules of the State of Nevada and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or
(ii) in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board.

     (d)  Term  and  Exercise  of  Options: Any Option granted to an employee of
          -----------------------------
the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

     Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

     (e)  Termination  of  Status  as  Employee,  Consultant  or  Director:  If
          ---------------------------------------------------------------
Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for cause" as that term is defined in Code and case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

     With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

     (f)  Disability  of  Optionee:  If  an  Optionee  is  disabled  (within the
          -------------------------
meaning  of  Section 22(e)(3) of the Code) at the time of termination, the three
(3) month period set forth in Section 6(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

     (g)  Death of Optionee: If an Optionee dies while employed by, engaged as a
          -------------------
consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

     (h)  Nontransferability  of  Option:  No  Option  shall  be transferable by
          -------------------------------
the  Optionee,  except  by  will  or  by  the  laws of descent and distribution.

     (i)  Recapitalization:  Subject to any required action of shareholders, the
          -----------------
number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

     In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

     Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

     In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

     The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

     (j)  Rights  as  a  Shareholder:  An  Optionee  shall  have  no rights as a
          ---------------------------
shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6(i) hereof.

     (k)  Modification, Acceleration, Extension, and Renewal of Options: Subject
          ---------------------------------------------------------------
to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Nevada securities rules. Notwithstanding the provisions of this
Section 6(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

     (l)  Exercise  Before  Exercise  Date:  At the discretion of the Board, the
          ---------------------------------
Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 6(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

     (m) Other Provisions: The Option agreements authorized under the Plan shall
          -----------------
contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares there under would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada securities rules, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares there under, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

     (n)  Repurchase  Agreement:  The Board may, in its discretion, require as a
          ----------------------
condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of such shares as of such date of termination, or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

     7.     STOCK  AWARDS  AND  RESTRICTED  STOCK  PURCHASE  OFFERS.

     (a)  Types  of  Grants.

          (i)  Stock Award. All or part of any Stock Award under the Plan may be
               -------------
subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit "C".

          (ii)  Restricted  Stock  Purchase Offer. A Grant of a Restricted Stock
                -----------------------------------
Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit "D".

     (b)  Conditions  and  Restrictions.  Shares  of  Stock  which  Participants
          ------------------------------
may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 7(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

     (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement
         --------------------------------------
or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

          (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

          (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

          (iii) A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

          (iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 7(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

     (d)  Nonassignability.
          ----------------

          (i)  Except  pursuant  to Section 7(e)(iii) and except as set forth in
Section 7(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

          (ii) Where a Participant terminates employment and retains a Grant pursuant to Section 7(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

     (e)  Termination  of  Employment.  If  the  employment  or  service  to the
          ----------------------------
Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

          (i)  Retirement  Under a Company Retirement Plan. When a Participant's
               ---------------------------------------------
employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

          (ii)  Rights  in the Best Interests of the Company. When a Participant
                ---------------------------------------------
resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and
(ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

          (iii)  Death  or  Disability  of  a  Participant.
                 ------------------------------------------

               (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

               (2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

               (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative -- notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

               (4) In the event of uncertainty as to interpretation of or controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

     8. INVESTMENT INTENT. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 there under. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated there under, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock there under shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

     9. AMENDMENTS, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THE PLAN. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant there under. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

     In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and
(iii)  covered  by outstanding Stock Awards or Restricted Stock Purchase Offers;
(b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

     10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     11. AVAILABILITY OF INFORMATION. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

     12. NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when the office of the chief financial officer or the chief executive officer receives it.

     13. INDEMNIFICATION OF BOARD. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted there under, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

     14. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

     15. EFFECTIVE AND TERMINATION DATES. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

     The foregoing 2004 Incentive Stock Plan was duly adopted and approved by the Board of Directors and is subject to approval by the shareholders of the Corporation at its next Annual General Meeting.

                                                ________________________________

                                                Chris Farnworth, Secretary

                                   APPENDIX C

                            FORM OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY BIOMETRICS INC.

Currently  the  Fourth  paragraph  is  written  as  follows:

          "FOURTH. That the total number of common stock authorized that may be issued by the Corporation is THREE HUNDRED MILLION (300,000,000) shares of stock @ $0.001 par value. The Corporation from time to time for such consideration as may be fixed by the Board of Directors may issue said common shares.

          Preferred Stock may also be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock."

We  propose  to  amend  the  Fourth  paragraph  to  read  as  follows:

          "FOURTH. That the total number of common stock authorized that may be issued by the Corporation is FIFTY MILLION (50,000,000) shares of stock, par value $0.001 per share. The Corporation from time to time for such consideration as may be fixed by the Board of Directors may issue said common shares.

          That, upon amendment of this Article the FOURTH, every twenty (20) issued and outstanding shares of common stock, par value $0.001 per share ("pre-reverse common stock"), shall be automatically and without any action on the part of the stockholders be converted into and reconstituted as one (1) fully-paid and non-assessable share of common stock, par value $0.001 per share ("post-reverse common stock"), subject to the treatment of fractional interests as described below, with a resultant simultaneous change in the amount of stated capital and additional paid-in capital of the Corporation. Each holder of a certificate or certificates who immediately prior to this amendment to the Articles of Incorporation, as amended, becoming effective pursuant to the Nevada Revised Statutes, represented outstanding shares of the pre-reverse common stock should be entitled to receive a certificate for the number of shares of post-reverse common stock they own by presenting their old certificates to the Corporation's transfer agent for cancellation and exchange.

          That, no scrip or fractional certificates will be issued upon such conversion and reconstitution. The number of shares of common stock shown on any certificate issuable upon the effectiveness of this amendment to the Articles of Incorporation, as amended, shall be rounded down to the nearest whole share if a fractional share interest in a share of common stock would, except for the provisions of the preceding sentence, be deliverable upon such conversion and reconstitution. The Corporation shall pay an amount in cash equal to the fair market value of such fractional interest to each holder of shares of common stock to whom such fractional interest would have been deliverable. Such fair market value will be determined by multiplying the fractional interest by the closing quotation price per share of the common stock on the Over-the-Counter Bulletin Board (or such other quotation or listing system on which the common stock may then be listed or quoted) on the business day immediately preceding the effective date of this amendment to the Articles of Incorporation, as amended. Such cash payment would be made upon the surrender to the Corporation's transfer agent of stock certificates representing a fractional share interest. The ownership of a fractional share interest in a share of common stock will not give the holder thereof any voting, dividend or other rights except the right to receive payment therefor as described herein.

          That the total number of preferred stock authorized by the Corporation is ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares of stock, par value $0.001 per share. Said Preferred Stock may also be issued by the Corporation form time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock."

                                   APPENDIX D
                       DISSENTERS' RIGHTS UNDER NEVADA LAW

Nevada  Revised  Statutes,  Title 7, Chapter 92A -- Rights of Dissenting Owners:

       SEC. 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        SEC. 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      SEC. 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

      SEC. 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

         SEC. 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      SEC. 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      SEC. 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      SEC. 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      SEC. 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      SEC. 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      SEC. 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      SEC.  92A.370  RIGHTS  OF  DISSENTING  MEMBER  OF  DOMESTIC  NONPROFIT
CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      SEC. 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      SEC. 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                   (I)  The  surviving  or  acquiring  entity;  or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      SEC. 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      SEC.  92A.410  NOTIFICATION  OF  STOCKHOLDERS  REGARDING RIGHT OF DISSENT.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      SEC.  92A.420  PREREQUISITES  TO  DEMAND  FOR  PAYMENT  FOR  SHARES.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b)  Must  not  vote  his  shares  in  favor  of  the  proposed  action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      SEC. 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e)  Be  accompanied  by  a  copy  of  NRS  92A.300 to 92A.500, inclusive.

      SEC. 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

      1.  A  stockholder  to  whom  a  dissenter's  notice  is  sent  must:

      (a)  Demand  payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      SEC. 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      SEC.  92A.460  PAYMENT  FOR  SHARES:  GENERAL  REQUIREMENTS.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The  payment  must  be  accompanied  by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c)  An  explanation  of  how  the  interest  was  calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e)  A  copy  of  NRS  92A.300  to  92A.500,  inclusive.

      SEC. 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      SEC. 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      SEC. 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      SEC. 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                            SECURITY BIOMETRICS, INC.
                          500 FIFTH AVENUE, SUITE 1650
                            NEW YORK, NEW YORK 10110

                                   PROXY CARD

     The undersigned, a holder of the common stock of Security Biometrics, Inc., a Nevada corporation, hereby appoints Michel Berty and Christopher Farnworth and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders to be held on April 30, 2004, and any adjournments thereof, as follows:


1.     ELECTION  OF  DIRECTORS:

[  ]  FOR  the  nominees  listed  below.
[  ]  WITHHOLD  AUTHORITY  to  vote  for  the  nominee(s)  listed  below.

    (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

                                  Michel Berty
                                   David Angus
                                  Gerard Munera
                                  Allan Gibbins
                                  Wayne Taylor
                                  Elaine Bloom
                                 Kenneth Taylor
                                Dr. David Dalton

2. TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE 1-FOR-20 REVERSE STOCK SPLIT AND CORRESPONDING DECREASE OF SHARE CAPITAL, AND
THE INCREASE OF SHARE CAPITAL FROM 15 MILLION SHARES TO 50 MILLION SHARES, FOLLOWING THE REVERSE STOCK SPLIT.


     [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

3. TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 30 MILLION SHARES OF PREFERRED STOCK (OR UP TO 1.5 MILLION SHARES IF PROPOSAL 2 IS APPROVED).

     [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

4.     TO  APPROVE  THE  2004  LONG-TERM  PERFORMANCE  PLAN.

     [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting or any adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, FOR THE ADOPTION OF PROPOSAL 3, FOR THE ADOPTION OF PROPOSAL 4 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and the accompanying Proxy Statement dated April 19, 2004 relating to the Annual Meeting, and the 2003 Annual Report to Shareholders.

             Date:  _____________________________,  2004
                    _________________________________________

                    _________________________________________
                    Signature(s)  of  Shareholder(s)

                    The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

     THE BOARD OF DIRECTORS OF SECURITY BIOMETRICS, INC. SOLICITS THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


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